SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

 Date of Report                                               September 19, 2001
(Date of earliest event reported)                             September 18, 2001


                            Quad City Holdings, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


        0-22208                                         42-1397595
------------------------                 ---------------------------------------
(Commission File Number)                 (I.R.S. Employer Identification Number)



3551 Seventh Street, Suite 204, Moline, Illinois                         61265
------------------------------------------------                      ----------
   (Address of principal executive offices)                           (Zip Code)



                                 (309) 736-3580
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Information

On September 18, 2001, Quad City Holdings, Inc. issued a press release, attached hereto as Exhibit 99.1, announcing the completion of its private placement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired.
                  -----------------------------------------

                  None.

         (b)      Pro Forma Financial Information.
                  -------------------------------

                  None.

         (c)      Exhibits.
                  --------

                  99.1     Press Release dated September 18, 2001



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    QUAD CITY HOLDINGS, INC.

Dated:  September  19, 2001                         By:  /s/ Todd A. Gipple
                                                         -----------------------
                                                         Todd A. Gipple
                                                         Chief Financial Officer